                                                                EXHIBIT A (10.1)

                                FIRST AMENDMENT
                                       TO
                     REVOLVING LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of September 19, 2000 between UNIVERSAL ELECTRONICS, INC., a Delaware corporation (the "Borrower") and BANK OF AMERICA N.A., formerly known as Bank of America National Trust and Savings Association, a national banking association (the "Bank").

                                  WITNESSETH:

     WHEREAS, the Borrower and the Bank are parties to a Revolving Loan and Security Agreement dated as of October 2, 1998 (the "Existing Loan Agreement" and as amended and modified by this Amendment, the "Amended Loan Agreement"); and

     WHEREAS, the Borrower and the Bank desire to amend the Existing Loan Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                                   SECTION 1

                                 DEFINED TERMS

     Terms defined in the Existing Loan Agreement and not otherwise defined herein are used herein as therein defined.

                                   SECTION 2

                     AMENDMENTS TO EXISTING LOAN AGREEMENT

     2.1 Section 12.1.1 of the Existing Loan Agreement is hereby restated as follows:

          "SECTION 12.1.1  Financial Statements and Reports.

               (a) Annual Audited Financial Statements of Borrower. Within 90 days after each fiscal year of Borrower, a copy of the annual audited consolidated financial statements of the Borrower and its Subsidiaries, prepared in accordance with GAAP, which statements shall have been prepared by an independent certified public accounting firm acceptable to the Bank;

               (b) Quarterly Financial Statements of Borrower. Within 30 days after the end of each fiscal quarter of each fiscal year of the Borrower (other than the last fiscal quarter of each fiscal year), a copy of the unaudited consolidated financial statement of the Borrower and its Subsidiaries, prepared in the same manner as the financial statements referred to in the preceding subsection (a), signed by the Borrower's chief financial officer and consisting of a statement of funds flow for the period from the beginning of the applicable fiscal year to the close of such fiscal quarter; and

               (c) Officer's Certificate. Within 45 days after the end of each fiscal quarter of the Borrower including the last fiscal quarter of each fiscal year), a certificate of Borrower's chief financial officer dated the last day of such fiscal year quarter containing a statement that no Event of Default or Unmatured Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and continuing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 12."

      2.2 Section 12.14 of the Existing Loan Agreement is hereby restated as follows:

          "SECTION 12.14. Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist, or otherwise become or be liable in respect of, any Indebtedness other than, without duplication, the following:

               (a) Indebtedness under the terms of this Agreement and the Other Agreements;

               (b) Indebtedness outstanding on October 2, 1998 and disclosed in the financial statements referred to in Section 11.6 or in Schedule 12.14;

               (c) Indebtedness existing on October 2, 1998 of a Subsidiary of the Borrower owing to the Borrower or to another Subsidiary of the Borrower disclosed in the financial statements referred to in Section
          11.6 or in Schedule 12.14; and

               (c) Indebtedness of any Subsidiary to any commercial bank or other commercial lender in an aggregate outstanding principal amount for all the Borrower's Subsidiaries not exceeding $500,000."

                                   SECTION 3

                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents and warrants to the Bank that:

      3.1 Authorization; No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Amended Loan Agreement have been duly authorized by all necessary corporate action, do not require any filing or registration with or approval or consent of any governmental agency or authority, do not and will not conflict with, result in any violation of, or constitute any default under, any provision of the agreement pursuant to which Borrower was formed or any agreement or other document binding upon or applicable to the Borrower or any of its Subsidiaries (or any of their respective properties), or any material law or governmental regulation or court decree or order applicable to the Borrower or any of its Subsidiaries, and will not result in or require the creation or imposition of any Lien in any of the properties of the Borrower or any of its Subsidiaries pursuant to the provisions of any agreement binding upon or applicable to the Borrower or any of its Subsidiaries (other than in favor of the Bank).

     3.2 Due Execution; Enforceability. This Amendment has been duly executed and delivered by the Borrower and, together with the Amended Loan Agreement, is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforcement only, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors generally.

     3.3 Reaffirmation of Representations and Warranties. The representations and warranties contained in Article XI of the Existing Loan Agreement are true and correct on the date of this Amendment, except to the extent (a) that such representations and warranties solely relate to an earlier date or (b) changed by circumstances permitted by the Amended Loan Agreement.

                                   SECTION 4

                              CONDITIONS PRECEDENT

     The amendments to the Existing Loan Agreement set forth in Section 2 of this Amendment shall become effective as of the date first above written (the "Amendment Effective Date") upon satisfaction of all of the following conditions precedent:

     4.1  Receipt of Documents. The Bank shall have received:

          (a)  a copy of this Amendment, duly executed by the Borrower; and

          (b) a certificate of the Secretary of the Borrower attesting that there have been no changes since October 2, 1998 to the Borrower's By-laws and Articles of Incorporation and that set forth on such certificate are the names, titles and specimen signatures of all persons authorized to execute and deliver the Credit Agreement, the Other Agreements and this Amendment on behalf of the Borrower.

     4.2 Amendment Fee. The Borrower shall have paid to the Bank, in full, a nonrefundable amendment fee of $1,000.

     4.3 Other Conditions. There shall not exist any event or condition which is, or with notice or lapse of time or both would be, an Event of Default or an Unmatured Event of Default under the Existing Loan Agreement.

                                   SECTION 5

                                 MISCELLANEOUS

     5.1 Warranties and Absence of Defaults. In order to induce the Bank to enter into this Amendment, the Borrower hereby warrants to the Bank, as of the date of the actual execution of this Amendment by Borrower, that except as disclosed to the Bank and consented to by the Bank (a) no event or condition exists which is, or with notice or lapse of time or both would be, an Event of Default or an Unmatured Event of Default under the Existing Loan Agreement and
(b) the representations and warranties in Section 3 of this Amendment are true and correct.

     5.2 Documents Remain in Effect. Except as amended and modified by this Amendment, the Existing Loan Agreement and the Other Agreements remain in full force and effect and the Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Existing Loan Agreement and the Other Agreements.

     5.3 Reference to Loan Agreement. On and after the Amendment Effective Date, each reference in the Amended Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the "Loan Agreement" in any note and in any other agreements, documents or other instruments executed and delivered pursuant to the Amended Loan Agreement, shall mean and be a reference to the Amended Loan Agreement.

     5.4 Headings. Headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

     5.5 Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     5.6 Expenses. Borrower agrees to pay all reasonable costs and expenses of the Bank (including reasonable fees, charges and disbursements of the Bank's attorneys) in connection with the preparation, negotiation, execution and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. In addition, Borrower agrees to pay, and save the Bank harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Amendment, the borrowings under the Amended Loan Agreement, and the execution and delivery of any instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided in this Section 5.6 shall survive any termination of this Amendment or the Amended Loan Agreement.

     5.7 Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable laws, but if any provision of this Amendment shall be prohibited by or invalid under such laws, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

        5.8 Successors. This Amendment shall be binding upon Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of Borrower and the Bank and the successors and assigns of the Bank.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.


                                        UNIVERSAL ELECTRONICS, INC.

                                        By: /s/ MARK BELZOWSKI
                                           ------------------------------------
                                                Mark Belzowski

                                        Title: Chief Financial Officer
                                              ---------------------------------

                                        BANK OF AMERICA, N.A. (formerly known as
                                        Bank of America National Trust and
                                        Savings Association

                                        By: /s/ DENISE PARDUE
                                           ------------------------------------
                                                Denise Pardue

                                        Title: Vice President
                                              ---------------------------------

                            SECRETARY'S CERTIFICATE

                          UNIVERSAL ELECTRONICS, INC.

        The undersigned hereby certifies that Richard A. Firehammer, Jr. is the duly elected, qualified and acting Secretary of Universal Electronics, Inc., a Delaware corporation ("Company"), and pursuant to that certain First Amendment dated September 19, 2000 (the "Amendment") to Revolving Loan and Security Agreement dated as of October 2, 1998 (the "Credit Agreement") between the Company and Bank of America, N.A. (the "Bank"), hereby further certifies to the Bank as follows:

                (a) There has been no amendment, modification or other change to the By-laws of the Company from that in effect on October 2, 1998 and heretofore delivered by the Company to the Bank, except as set forth in Exhibit A;

                (b) There has been no amendment, modification or other change to the Articles of Incorporation of the Company from that in effect on October 2, 1998 and heretofore delivered by the Company to the Bank, except as set forth in such Exhibit B;

                (c) The following are the names and titles of duly elected, qualified and acting officers of the Company. Each such person holds the office set forth below opposite his name, and the respective signatures appearing below opposite the names of any officers who have executed or are executing the Credit Agreement, the Amendment or the Other Agreements (as defined in the Credit Agreement) are genuine signatures of such persons.

Name                                   Title                       Signature Sample
----                                   -----                       ----------------
Camille Jayne                   Chairman and Chief            /s/ CAMILLE JAYNE
                                Executive Officer             ------------------------------

Paul D. Arling                  President and Chief           /s/ PAUL D. ARLING
                                Operating Officer             ------------------------------

Richard A. Firehammer, Jr.      Senior Vice President and     /s/ RICHARD A. FIREHAMMER, JR.
                                Secretary                     ------------------------------

Mark Belzowski                  Chief Financial Officer       /s/ MARK BELZOWSKI
                                                              ------------------------------

                (d) Each officer whose signature appears above is or has been duly authorized and empowered by the Company to execute the Credit Agreement, the Amendment and the Other Agreements, to request and confirm Loans and Letters of Credit and to execute and deliver to the Bank all other instruments, documents and certificates as from time to time may be necessary or desirable to effect or confirm any matter under the Credit Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Secretary's Certificate the 19 day of September, 2000.

                                        UNIVERSAL ELECTRONICS, INC.

                                        By: /s/ RICHARD A. FIREHAMMER, JR.
                                          -------------------------------------
                                          Richard A. Firehammer, Jr., Secretary


     The undersigned hereby certifies that he is the duly elected, qualified and acting CFO of the Company, and hereby further certifies that Richard A. Firehammer, Jr. is the duly elected, qualified and acting Secretary of the Company and that the above signature is his genuine signature.



                                        UNIVERSAL ELECTRONICS, INC.

                                        By: /s/ MARK BELZOWSKI
                                          -------------------------------------
                                                 CFO
                                          -------------------------------------
                                                         Title

                                   EXHIBIT A

[Attach amendments since October 2, 1998 to By-laws; if none, so indicate]

None

                                   EXHIBIT B

     [Attach amendments since October 2, 1998 to Articles of Incorporation; if none, so indicate]

     Certificate of Amendment to Restated Certificate of Incorporation -- filed July 26, 2000 -- 2 Pages Attached

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         ------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "UNIVERSAL ELECTRONICS INC.", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF JULY, A.D. 2000, AT 12:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




                    [SEAL]              /s/ EDWARD J. FREEL
                                        -----------------------------------
                                        Edward J. Freel, Secretary of State

   2108379 8100                         AUTHENTICATION: 0582502

   001377448                                      DATE: 07-26-00

                            CERTIFICATE OF AMENDMENT

                                       TO

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           UNIVERSAL ELECTRONICS INC.

                         Pursuant to Section 242 of the
                        Delaware General Corporation Law

The undersigned, Paul D. Arling and Richard A. Firehammer, Jr., President and Secretary, respectively, of Universal Electronics Inc., a Delaware corporation (the "Corporation"), hereby certify as follows:

1.   The name of the Corporation is Universal Electronics Inc.

2. The Board of Directors of the Corporation at a meeting held February 1, 2000, adopted the following resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of the Corporation and directing that the amendment should be considered at the next annual meeting of the stockholders:

     RESOLVED, that Article FOURTH, Part I of the Corporation's Restated Certificate of Incorporation, as amended, be amended to read in its entirety as follows:

     Part I. Aggregate Number of Shares. The aggregate number of shares of stock which the Corporation has authority to issue is 55,000,000 shares, consisting of:

          1. 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"); and

          2. 50,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock").

3. At the annual meeting of stockholders held June 21, 2000, the foregoing amendment was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Universal Electronics Inc. has caused this Certificate of Amendment to be signed by Paul D. Arling, its President, and attested by Richard A. Firehammer, Jr., its Secretary, this 25th day of July, 2000.

                                        UNIVERSAL ELECTRONICS INC.


                                        By: /s/ PAUL D. ARLING
                                            ----------------------------
                                            Paul D. Arling, President


ATTEST:

/s/ RICHARD A. FIREHAMMER, JR.
-------------------------------------
Richard A. Firehammer, Jr., Secretary